                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   _________________________________________

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 20, 1995


                             WHIRLPOOL CORPORATION
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-3932                 38-1490038
- ----------------------------        ----------------        -------------------
(State or other jurisdiction        (Commission File          (I.R.S. Employer
      of incorporation)                 number)              Identification No.)



    2000 M63 North,  Benton Harbor, Michigan                    49022-2692
    ----------------------------------------------------------------------
    (Address of principal executive officers)                   (Zip Code)



                                (616)-923-5000
              --------------------------------------------------
              Registrant's telephone number, including area code



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Item 5.   Other Events
          ------------

          On February 20, 1995 the registrant announced the resignation of Harry
W. Bowman, Executive Vice President from the Company.

          On February 21, 1995 the registrant announced an increase in its quarterly per-share dividend by 11.5 percent, to 34 cents.

          On February 22, 1995 the registrant announced the resignation of Didier Pineau-Valencienne from its board of directors.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          Exhibit 1
          ---------

          Copy of a press release dated February 21, 1995 announcing the increase of the Company's quarterly per-share dividend.

          Exhibit 2
          ---------

          Copy of a press release dated February 22, 1995 announcing the resignation of Didier Pineau-Valencienne.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WHIRLPOOL CORPORATION
                                       Registrant



Date: February 27, 1995              By:  /s/  Daniel F. Hopp
                                        --------------------------------------
                                        Name:   Daniel F. Hopp
                                        Title:  Vice President, General
                                                Counsel and Secretary